SUPPLEMENT Dated October 18, 2012
To the Current Prospectus

ING PrimElite
ING GoldenSelect Granite PrimElite

Issued by ING USA Annuity and Life Insurance Company
Through Its Separate Account EQ and Separate Account B

ING GoldenSelect Empire PrimElite

Issued by ReliaStar Life Insurance Company of New York
Through Its Separate Account NY-B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our
Customer Service Center at 1-800-366-0066. The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Legg Mason Western
Asset Variable High Income Portfolio.

Effective November 1, 2012, the Legg Mason Western Asset Variable High Income Portfolio will change its name to Western Asset Variable High Income Portfolio. This investment portfolio is currently open to new investments.

As of November 1, 2012 all references in the Prospectus to Legg Mason Western Asset Variable High
Income Portfolio are changed accordingly.

X.PRIMSEL-12	10/2012